Exhibit 99.2

MIDCOAST ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF INCOME

	For the year ended December 31,
	2013	2012	2011
	(unaudited; in millions, except per unit amounts)
Operating revenue	$5,380.5	$4,961.7	$7,505.2
Operating revenue - affiliate	213.1	396.2	323.0

	5,593.6	5,357.9	7,828.2

Operating expenses:
Cost of natural gas and natural gas liquids	4,817.5	4,294.6	6,864.6
Cost of natural gas and natural gas liquids - affiliate	119.6	289.5	202.0
Operating and maintenance	271.6	252.2	217.3
Operating and maintenance - affiliate	78.7	110.1	100.5
General and administrative	—	7.9	0.2
General and administrative - affiliate	98.2	97.2	81.6
Depreciation and amortization	142.9	135.0	142.7

	5,528.5	5,186.5	7,608.9

Operating income	65.1	171.4	219.3
Interest expense	1.7	—	—
Other income (expense)	(1.2)	(0.1)	2.8

Income before income tax expense	62.2	171.3	222.1
Income tax expense	8.3	3.8	2.9

Net income	$53.9	$167.5	$219.2

Less: Predecessor income prior to initial public offering (from January 1, 2013 through November 12, 2013)	56.3

Net loss subsequent to initial public offering to Midcoast Energy Partners, L.P. (from November 13, 2013 through December 31, 2013)	(2.4)

Less: Net loss attributable to noncontrolling interest subsequent to initial public offering	(0.6)

Net loss attributable to general and limited partner ownership interest in Midcoast Energy Partners, L.P. subsequent to initial public offering	$(1.8)

Net income allocable to limited partner ownership interest	$19.7	$64.0	$83.8

Net income per limited partner unit (basic and diluted)	$0.68	$2.40	$3.14

Weighted average limited partner units outstanding	29.2	26.7	26.7

Cash distributions paid per limited partner unit outstanding	$—	$—	$—

MIDCOAST ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the year ended December 31,
	2013	2012	2011
	(unaudited; in millions)
Cash provided by operating activities:
Net income	$53.9	$167.5	$219.2
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	142.9	135.0	142.7
Derivative fair value net losses (gains)	3.0	(1.2)	(16.5)
Inventory market price adjustments	3.4	9.8	3.6
Deferred income taxes	7.3	0.1	0.2
Other	1.3	3.5	8.8
Changes in operating assets and liabilities, net of acquisitions:
Receivables, trade and other	7.9	67.8	(0.6)
Due from general partner and affiliates	(633.9)	4.5	0.4
Accrued receivables	295.6	(68.2)	178.4
Inventory	(12.2)	12.0	24.3
Current and long-term other assets	(14.3)	(4.5)	(3.1)
Due to general partner and affiliates	522.8	17.9	13.6
Accounts payable and other	34.6	2.1	(33.6)
Accrued purchases	4.9	6.4	(125.5)
Interest payable	0.3	—	—
Property and other taxes payable	3.4	—	3.7

Net cash provided by operating activities	420.9	352.7	415.6

Cash used in investing activities:
Additions to property, plant and equipment	(273.4)	(451.7)	(441.5)
Changes in restricted cash	(61.5)	—	—
Asset acquisitions	(0.9)	—	(30.7)
Proceeds from the sale of net assets	5.0	9.2	—
Investment in joint venture	(188.6)	(168.5)	(10.7)
Other	(2.9)	(3.5)	2.8

Net cash used in investing activities	(522.3)	(614.5)	(480.1)

Cash provided by financing activities:
Borrowings under credit facility	1,229.8	—	—
Repayments under credit facility	(894.8)	—	—
Debt origination fees	(3.0)	—	—
Net proceeds from unit issuances	354.9	—	—
Contributions from partners	341.9	564.0	406.9
Distributions to partners	(247.7)	(302.2)	(342.4)
Distribution to Enbridge Energy Partners, L.P. for net assets contributed	(674.8)	—	—

Net cash provided by financing activities	106.3	261.8	64.5

Net increase in cash and cash equivalents	4.9	—	—
Cash and cash equivalents at beginning of year	—	—	—

Cash and cash equivalents at end of period	$4.9	$—	$—

MIDCOAST ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	December 31,
	2013	2012
	(unaudited, in millions)
ASSETS
Current assets:
Cash and cash equivalents	$4.9	$—
Restricted cash	61.5	—
Receivables, trade and other, net of allowance for doubtful accounts of $0.5 million in 2013 and $1.9 million in 2012	50.3	26.2
Due from general partner and affiliates	654.8	263.5
Accrued receivables	182.2	551.2
Inventory	88.0	74.8
Other current assets	19.1	32.5

	1,060.8	948.2
Property, plant and equipment, net	4,082.3	3,963.0
Goodwill	226.5	226.5
Intangibles, net	255.0	257.2
Equity investment in joint venture	371.3	183.7
Other assets, net	40.5	88.8

	$6,036.4	$5,667.4

LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities:
Due to general partner and affiliates	$534.3	$41.3
Accounts payable and other	114.4	314.5
Accrued purchases	463.3	494.3
Interest payable	0.3	—
Property and other taxes payable	19.8	16.4

	1,132.1	866.5
Long-term debt	335.0	—
Other long-term liabilities	16.6	86.7

	1,483.7	953.2

Commitments and contingencies
Partners’ capital:
Predecessor partner interest	—	4,707.1
Class A common units (22,610,056 authorized and issued at December 31, 2013)	495.3	—
Subordinated units (22,610,056 authorized and issued at December 31, 2013)	1,035.1	—
General Partner interest	42.2	—
Accumulated other comprehensive income (loss)	(3.1)	7.1

Total Midcoast Energy Partners, L.P. partners’ capital	1,569.5	4,714.2
Noncontrolling interest	2,983.2	—

Total partners’ capital	4,552.7	4,714.2

	$6,036.4	$5,667.4

NET INCOME PER LIMITED PARTNER AND GENERAL PARTNER INTEREST

We allocate our net income among Midcoast Holdings, L.L.C. (“General Partner”) and limited partners using the two-class method in accordance with applicable authoritative accounting guidance. Under the two-class method, we allocate our net income, to our limited partners, our General Partner and the holders of our incentive distribution rights, or IDRs, in accordance with the terms of our partnership agreement. We also allocate any earnings in excess of distributions to our limited partners, our General Partner and the holders of the incentive distribution rights in accordance with the terms of our partnership agreement. We allocate any distributions in excess of earnings for the period to our General Partner and our limited partners based on their respective proportionate ownership interests in us, after taking into account distributions to be paid with respect to the IDRs, as set forth in our partnership agreement.

Distribution Targets	Portion of Quarterly Distribution Per Unit	Percentage Distributed to Limited Partners	Percentage Distributed to General Partner
Minimum Quarterly Distribution	Up to $0.3125	98%	2%
First Target Distribution	> $0.3125 to $0.359375	98%	2%
Second Target Distribution	> $0.359375 to $0.390625	85%	15%
Third Target Distribution	> $0.390625 to $0.468750	75%	25%
Over Third Target Distribution	In excess of $0.468750	50%	50%

We determined basic and diluted net income per limited partner unit as follows:

	For the year ended December 31,
	2013 (3)	2012 (3)	2011 (3)
	(unaudited in millions, except per unit amounts)
Net income	$53.9	$167.5	$219.2
Less: Net income attributable to noncontrolling interest	33.7	102.2	133.7
Net income attributable to general and limited partner interests in Midcoast Energy Partners, L.P.	20.2	65.3	85.5
Less distributions paid:
Total distributed earnings to our General Partner	0.8	0.7	0.7
Total distributed earnings to our limited partners	36.5	33.4	33.4

Total distributed earnings	37.3	34.1	34.1

Undistributed (overdistributed) earnings	$(17.1)	$31.2	$51.4

Weighted average limited partner units outstanding	29.2	26.7	26.7

Basic and diluted earnings per unit:
Distributed earnings per limited partner unit (1)	$1.25	$1.25	$1.25
Underdistributed (overdistributed) earnings per limited partner unit (2)	(0.57)	1.15	1.89

Net income per limited partner unit (basic and diluted)	$0.68	$2.40	$3.14

(1)	Represents the total distributed earnings to limited partners divided by the weighted average number of limited partner interests outstanding for the period.
(2)

Represents the limited partners’ share (98%) of distributions in excess of earnings divided by the weighted average number of limited partner interests outstanding for the period and under distributed earnings allocated to the limited partners based on the distribution waterfall that is outlined in our partnership agreement.

(3)

Represents calculation retrospectively reflecting the affiliate capitalization of MEP consisting of 4.1 million MEP Class A common units, 22.6 million MEP subordinated units and MEP general partner interest upon the transfer of a controlling ownership, including limited partner and general partner interest, in Midcoast Operating. The noncontrolling interest reflects the 61% retained by EEP.

SEGMENT INFORMATION

Our business is divided into operating segments, defined as components of the enterprise, about which financial information is available and evaluated regularly by our Chief Operating Decision Maker, collectively comprised of our senior management, in deciding how resources are allocated and performance is assessed.

Each of our reportable segments is a business unit that offers different services and products that are managed separately, since each business segment requires different operating strategies. We conduct our business through two distinct operating segments: gathering, processing and transportation and logistics and marketing.

The following tables present certain financial information relating to our business segments and corporate activities:

	As of and for the year ended December 31, 2013
	Gathering, Processing and Transportation	Logistics and Marketing	Corporate (1)	Total
Total revenue	$2,689.8	$4,963.7	$—	$7,653.5
Less: Intersegment revenue	1,960.8	99.1	—	2,059.9

Operating revenue	729.0	4,864.6	—	5,593.6
Cost of natural gas and natural gas liquids	157.6	4,779.5	—	4,937.1

Gross margin	571.4	85.1	—	656.5

Operating and maintenance	278.9	71.4	—	350.3
General and administrative	86.6	11.6	—	98.2
Depreciation and amortization	135.7	7.2	—	142.9

	501.2	90.2	—	591.4

Operating income (loss)	70.2	(5.1)	—	65.1
Other income (expense) (3)	(1.5)	—	0.3	(1.2)
Interest expense	—	—	1.7	1.7

Income (loss) before income tax expense	68.7	(5.1)	(1.4)	62.2
Income tax expense	—	—	8.3	8.3

Net income (loss)	68.7	(5.1)	(9.7)	53.9
Less: Net income attributable to Noncontrolling interest	—	—	(0.6)	(0.6)

Net income (loss) attributable to general and limited partner ownership interests in Midcoast Energy Partners, L.P.	$68.7	$(5.1)	$(9.1)	$54.5

Total assets (2)	$4,962.1	$591.4	$482.9	$6,036.4

Capital expenditures (excluding acquisitions)	$233.8	$17.5	$18.8	$270.1

(1)	Corporate consists of interest expense, interest income, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.
(2)	Totals assets for our Gathering, Processing and Transportation segment includes our long-term equity investment in the Texas Express NGL system.
(3)

Other income (expense) for our Gathering, Processing and Transportation segment includes a loss of $1.0 million from our equity investment in the Texas Express NGL system which began recognizing operating costs during the fourth quarter of 2013.

	As of and for the year ended December 31, 2012
	Gathering, Processing and Transportation	Logistics and Marketing	Corporate (1)	Total
Total revenue	$2,716.9	$4,640.8	$—	$7,357.7
Less: Intersegment revenue	1,898.9	100.9	—	1,999.8

Operating revenue	818.0	4,539.9	—	5,357.9
Cost of natural gas and natural gas liquids	131.2	4,452.9	—	4,584.1

Gross margin	686.8	87.0	—	773.8

Operating and administrative	281.5	80.8	—	362.3
General and administrative	85.8	19.1	0.2	105.1
Depreciation and amortization	128.0	7.0	—	135.0

	495.3	106.9	0.2	602.4

Operating income (loss)	191.5	(19.9)	(0.2)	171.4
Other expense	—	—	(0.1)	(0.1)

Income (loss) before income tax expense	191.5	(19.9)	(0.3)	171.3
Income tax expense	—	—	3.8	3.8

Net income (loss)	$191.5	$(19.9)	$(4.1)	$167.5

Total assets (2)	$4,609.0	$1,011.8	$46.6	$5,667.4

Capital expenditures (excluding acquisitions)	$443.8	$9.0	$—	$452.8

(1)	Corporate consists of interest expense, interest income, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.
(2)	Total assets for our Gathering, Processing and Transportation segment includes our long-term equity investment in the Texas Express NGL system.

	As of and for the year ended December 31, 2011
	Gathering, Processing and Transportation	Logistics and Marketing	Corporate (1)	Total
Total revenue	$3,539.0	$6,984.4	$—	$10,523.4
Less: Intersegment revenue	2,624.8	70.4	—	2,695.2

Operating revenue	914.2	6,914.0	—	7,828.2
Cost of natural gas	271.1	6,795.5	—	7,066.6

Gross margin	643.1	118.5	—	761.6

Operating and maintenance	241.0	76.8	—	317.8
General and administrative	71.6	10.1	0.1	81.8
Depreciation and amortization	135.2	7.5	—	142.7

	447.8	94.4	0.1	542.3

Operating income (loss)	195.3	24.1	(0.1)	219.3
Other income	—	—	2.8	2.8

Income before income tax expense	195.3	24.1	2.7	222.1
Income tax expense	—	—	2.9	2.9

Net income (loss)	$195.3	$24.1	$(0.2)	$219.2

Total assets (2)	$4,155.6	$922.2	$56.8	$5,134.6

Capital expenditures (excluding acquisitions)	$432.4	$10.2	$—	$442.6

(1)	Corporate consists of interest expense, interest income, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.
(2)	Total assets for our Gathering, Processing and Transportation segment includes our long-term equity investment in the Texas Express NGL system.